Consolidated Balance Sheets Parenthetical (USD $) In Thousands, except Per Share data, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Investments:
Fixed-maturity securities available for sale, amortized cost	$ 1,811,359	$ 1,929,757
Equity securities available for sale, cost	21,329	17,394
Trading securities, cost	$ 9,793	$ 22,619
Stockholders' equity:
Common stock, par value	$ 0.01	$ 0.01
Common stock, shares authorized	500,000	500,000
Common stock, shares issued	64,883	72,843